Federated Balanced Allocation Fund

A Portfolio of Federated Managed Allocation Portfolios

Class A Shares (TICKER BAFAX)
Class B Shares (tICKER BAFBX)
Class C Shares (TICKER BAFCX)

SUPPLEMENT TO THE STATUTORY PROSPECTUS DATED JANUARY 31, 2011

A Special Meeting of Shareholders of Federated Balanced Allocation Fund will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern Time), on November 8, 2011, for the following purpose:

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Asset Allocation Fund would acquire all or substantially all of the assets of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, in exchange for Class A Shares, Class B Shares and Class C Shares of Federated Asset Allocation Fund. The Shares of Federated Asset Allocation Fund held by Federated Balanced Allocation Fund would then be distributed to Federated Balanced Allocation Fund's Shareholders, pro rata, in complete liquidation and termination of Federated Balanced Allocation Fund. As a result of the reorganization, shareholders of Federated Balanced Allocation Fund will receive Shares of the corresponding share class of Federated Asset Allocation Fund.

If Shareholder approval of the above referenced proposal is granted, then upon such approval, please make the following changes to the applicable sections of the Summary Prospectus:

1. Under the heading entitled “What are the Fund's Main Investment Strategies?” please delete the section and replace it with the following:

“The Fund's investment objective is to provide capital appreciation. The Fund is a “Fund of Funds” and seeks to achieve its investment objective by investing primarily in the shares of other funds as set forth below (“Underlying Funds”). Under normal market conditions, the Fund expects to achieve a mix of approximately 50% of assets in equity securities and 50% of assets in fixed-income securities except to the extent the Fund maintains a cash position (e.g., in order to meet shareholder redemptions). The allocation of investments in each of the Underlying Funds set forth below may vary from time to time in an attempt to achieve the Fund's investment objective.

The Fund anticipates investing 40% to 50% of its assets in shares of the following Underlying Funds which invest primarily in equity securities (“Underlying Equity Funds”):

  Federated InterContinental Fund
  Federated Project and Trade Finance Core Fund
  iShares Russell 2000 Index Fund
  iShares Russell 1000 Index Fund
  iShares MSCI Emerging Markets Index Fund
  iShares MSCI EAFE Index Fund
  iShares MSCI Canada Index Fund

The Fund anticipates investing approximately 50% of its assets in share of the following Underlying Funds that invest primarily in fixed-income securities (“Underlying Fixed-Income Funds”):

  Federated High Yield Bond Portfolio
  Federated Mortgage Core Portfolio
  iShares Barclays Aggregate Bond Fund

The Fund decides how to allocate assets to Underlying Funds based upon: (i) the Adviser's outlook for the markets in which each Underlying Fund invests; (ii) the asset composition and anticipated performance of each Underlying Fund; and (iii) other global economic factors.

The Underlying Funds will, in turn invest in U.S. and foreign equity or fixed-income securities, depending upon the nature of each Underlying Fund's investment strategy. Underlying Funds may also invest in derivative contracts to implement their investment strategies. The investment strategy of each Underlying Fund is more fully described in the section of the Statutory Prospectus entitled “Information about the Underlying Funds.” The Fund may also invest a portion of its assets directly in equity securities.

Certain of the Underlying Funds are exchange traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market prices.”

2. Under the heading entitled “What are the Main Risks of Investing in the Fund?” please delete the section and replace it with the following:

“All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. Shareholders of the Fund will be exposed to the risks of the Underlying Funds as described below.

The Underlying Funds are managed independently of the Fund and incur additional fees and/or expenses, which would therefore be borne indirectly by the Fund in connection with its investments in the Underlying Funds.

  Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Sector Risk. Because an Underlying Fund may allocate relatively more assets to certain industry sectors than others, an Underlying Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Underlying Fund.
  Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because an Underlying Fund may invest in ADRs and other domestically traded securities of foreign companies, the Underlying Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Liquidity Risk. The equity securities and/or fixed-income securities in which an Underlying Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Underlying Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Underlying Fund could incur losses.

  Risk Related to Company Size. Because the smaller companies in which an Underlying Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more susceptible to adverse developments and more likely to fail than larger companies.
  Medium-Sized Companies Risk. An Underlying Fund may invest in mid-size companies. Mid-capitalization companies are more susceptible to adverse developments because they often have narrower markets and limited managerial and financial resources compared to larger, more established companies.
  Risk of Foreign Investing. Because an Underlying Fund invests in securities issued by foreign companies, the Underlying Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risk. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Leverage Risk. Leverage risk is created when an investment (such as a derivative transaction) exposes the Underlying Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Underlying Fund's risk of loss and potential for gain.
  Interest Rate Risk. Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall.
  Credit Risk. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Underlying Fund will fail to meet its obligations. This could cause the Underlying Fund to lose the benefit of the transaction or prevent the Underlying Fund from selling or buying other securities to implement its investment strategy.
  Call Risk. The Underlying Fund's performance may be adversely affected by the possibility than an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.
  Mortgage-Backed Securities (MBS) Risk. A rise in interest rates may cause the value of MBS held by an Underlying Fund to decline. Certain MBS issued by government sponsored entities (GSEs) are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. An Underlying Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
  Risk of Security Downgrades. The downgrade of the credit of a security held by an Underlying Fund may decrease its value. Fixed-income securities with lower ratings tend to have a higher probability that a borrower will default or fail to meet its payment obligations.
  Asset Segregation Risk. The requirement to secure its obligations in connection with certain transactions, including derivatives or other transactions that expose it to an obligation of another party, by owning underlying assets, entering into offsetting transactions or setting aside cash or liquid assets, may cause an Underlying Fund to miss favorable trading opportunities, or to realize losses on such offsetting transactions.

  Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, an Underlying Fund holding such mortgages or MBS will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the prices of MBS may not rise to as great an extent as those of other fixed-income securities due to the potential prepayment of higher interest mortgages.
  Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Risk Related to the Economy. Lower grade bond returns are sensitive to changes in the economy.
  Risk of Loss After Redemption. An Underlying Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that own those instruments, is advised by an affiliate of the Adviser and is structured as an extended payment fund (EPF). In the EPF, an Underlying Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares.
  Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to an Underlying Fund, and a potential reduction in gains to an Underlying Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts and hybrid instruments may involve other risks described in the Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Emerging Market Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Custodial Services and Related Investment Costs Risk. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of an Underlying Fund to make intended securities purchases due to settlement problems could cause an Underlying Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect an Underlying Fund against loss of its assets.
  Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

  Risk of a Non-Diversified Fund. Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce an Underlying Fund's credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase an Underlying Fund's risk by magnifying the impact (positively or negatively) that only one issuer has on an Underlying Fund's share price and performance.
  Share Ownership Concentration Risk. A majority of an Underlying Fund's Shares may be held by other mutual funds advised by the Adviser and its affiliates. It also is possible that some or all of these other mutual funds will decide to purchase or redeem Shares of the Underlying Fund simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the share trading activities of these shareholders could disrupt the Underlying Fund's investment strategies which could have adverse consequences for the Underlying Fund and other shareholders (e.g., by requiring the Underlying Fund to sell investments at inopportune times or causing the Underlying Fund to maintain larger-than-expected cash positions pending acquisition of investments).
  Asset Class Risk. Certain of the Underlying Funds seek investment results that correspond generally to the performance of an index (the “Underlying Index”). Securities in the Underlying Index or in an Underlying Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
  Issuer Risk. Underlying Fund performance depends on the performance of individual securities to which Underlying Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
  Management Risk. As an Underlying Fund does not fully replicate the Underlying Index which it seeks to track, it is subject to the risk that the investment adviser's strategy may not produce the intended results.
  Passive Investment Risk. Certain of the Underlying Funds which seek to correspond to the performance of an Underlying Index are not actively managed and the Adviser does not attempt to take defensive positions under any market conditions, including declining markets.
  Securities Lending Risk. An Underlying Fund may engage in securities lending. Securities lending involves the risk that an Underlying Fund may lose money because the borrower of the Underlying Fund's loaned securities fails to return the securities in a timely manner or at all. The Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
  Valuation Risk. The value of the securities in an Underlying Fund's portfolio may change on days when shareholders will not be able to purchase or sell an Underlying Fund's shares.
  Concentration Risk. To the extent that an Underlying Fund's investment are concentrated in a particular region, country, market, industry or asst class, an Underlying Fund may be susceptible to loss due to adverse occurrences affecting that region country, market, industry or asset class.

  High Portfolio Turnover Risk. An Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of an Underlying Fund's portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and, in the case of a gain, would increase an investor's tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect an Underlying Fund's performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase an Underlying Fund's portfolio turnover rate.
  Non U.S. Issuers Risk. Non-U.S. issuers carry different risks from bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
  Commodity Exposure Risk. An Underlying Fund that invests in Canada, is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the Canadian economy.
  Energy Sector Risk. The value of securities issued by companies in the energy sector may decline for many reasons, including changes in commodity prices, government regulations, energy conservation efforts and possible civil liabilities.
  Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including government regulations, economic conditions, changes in interest rates and decreased liquidity in credit markets. This sector has recently experienced significant losses, and the impact of recent legislation on the financials sector cannot be predicted.
  Materials Sector Risk. Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.
  Geographic Risk. A natural disaster could occur in a geographic region in which an Underlying Fund invests.
  Privatization Risk. Some countries in which an Underlying Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.
  Risks of Investing in India. Investment in Indian issuers involves risks that are specific to India, including legal, regulatory, political and economic risks. The securities markets in India are relatively underdeveloped and may subject an Underlying Fund investing in India to higher transaction costs or greater uncertainty than more developed securities markets. As a result, such risks may adversely affect the value of an Underlying Fund's investments.
  Russian Securities Risk. Investing in Russian securities involves significant risks, including risks associated with settlement of portfolio transactions and the risk of loss of an Underlying Fund's ownership rights in its portfolio securities, as a result of the system of share registration and custody in Russia.

  Securities Market Risk. Non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holding difficult or impossible at times.
  Security Risk. Some geographic areas in which an Underlying Fund invests have experienced security concerns. Incidents involving a country's security may cause uncertainty in these markets and may adversely affect their economies.
  Treaty/Tax Risk. An underlying Fund may rely on the Double Tax Avoidance Agreement between India and Mauritus (DTAA) for relief from certain Indian taxes. Treaty renegotiation or legislative changes may result in higher taxes and lower return to the Fund.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.”

3. Under the heading entitled “What are the Fund's Investment Strategies?” please delete the section and replace it with the following:

“The Fund's investment objective is to provide capital appreciation. The Fund is a “Fund of Funds” and seeks to achieve its investment objective by investing primarily in the shares of other funds as set forth below (“Underlying Funds”). Under normal market conditions, the Fund expects to achieve a mix of approximately 50% of assets in equity securities and 50% of assets in fixed-income securities except to the extent the Fund maintains a cash position (e.g. in order to meet shareholder redemptions). The allocation of investments in each of the Underlying Funds set forth below may vary from time to time in an attempt to achieve the Fund's investment objective.

The Fund anticipates investing 40% to 50% of its assets in shares of the following Underlying Funds which invest primarily in equity securities (“Underlying Equity Funds”):

  Federated InterContinental Fund
  Federated Project and Trade Finance Core Fund
  iShares Russell 2000 Index Fund
  iShares Russell 1000 Index Fund
  iShares MSCI Emerging Markets Index Fund
  iShares MSCI EAFE Index Fund
  iShares MSCI Canada Index Fund

The Fund anticipates investing approximately 50% of its assets in share of the following Underlying Funds that invest primarily in fixed-income securities (“Underlying Fixed-Income Funds”):

  Federated High Yield Bond Portfolio
  Federated Mortgage Core Portfolio
  iShares Barclays Aggregate Bond Fund

The Fund decides how to allocate assets to Underlying Funds based upon: (i) the Adviser's outlook for the markets in which each Underlying Fund invests; (ii) the asset composition and anticipated performance of each Underlying Fund; and (iii) other global economic factors.

The Underlying Funds will, in turn invest in U.S. and foreign equity or fixed-income securities, depending upon the nature of each Underlying Fund's investment strategy. Underlying Funds may also invest in derivative contracts to implement their investment strategies. The investment strategy of each Underlying Fund is more fully described in the section of the Prospectus entitled “Information about the Underlying Funds.” The Fund may also invest a portion of its assets directly in equity securities.

When selecting the underlying investments for the equity portions of the Fund, the Adviser can invest directly in individual securities or may invest in other funds advised by the Adviser or its affiliates. These funds may include funds which are not available for general investment by the public. The investment companies in which the Funds invest are managed independently of the Fund and incur additional expense.

Certain of the Underlying Funds are exchange traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market prices. The Fund may invest in ETFs in order to achieve exposure to a specific region, country or market sector, asset class or for other reasons consistent with its investment strategy. Any investment by the Fund in other funds or ETFs is subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

The Fund will endeavor to maintain a target asset allocation of approximately 50% equity and 50% fixed income except to the extent the Fund maintains a cash position (e.g., in order to meet shareholder redemptions).

TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.”

4. Under the heading entitled “Information about the Underlying Funds?” please delete the section and replace it with the following:

“This section of the Prospectus describes the investment objectives and principal investment strategies of the Underlying Funds. A description of the various types of securities in which the Underlying Funds invest and their risks, immediately follows this section. The Underlying Funds are managed independently of the Fund and incur additional fees and/or expenses, which would therefore be borne indirectly by the Fund in connection with its investments in the Underlying Funds. The Adviser may recommend and invest on behalf of the Fund in additional or different underlying Federated funds without the approval of shareholders.

federated intercontinental fund (FICF)

The investment objective of FICF is to seek long-term capital appreciation.

Primarily through investment in foreign companies in developed and emerging markets, FICF attempts to achieve long-term capital appreciation in excess of the returns of broad world markets over long time periods.

FICF invests, under normal conditions, primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, depositary receipts, warrants, convertible bonds, debentures and convertible preferred stocks, as well as shares of exchange traded funds. FICF may also buy or sell foreign currencies in lieu of or in addition to non-dollar denominated foreign equity securities in order to increase or decrease its exposure to foreign equity and/or currency markets.

TEMPORARY INVESTMENTS

FICF may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the FICF's investment returns and/or the ability to achieve its investment objectives.

Risks. The principal risks applicable to FICF are: stock market risk, risk of foreign investing, risk of investing in ADRs and domestically traded securities of foreign issuers, currency risk, emerging markets risk, liquidity risk, small company risk, medium-sized company risk, sector risk, risk of investing in derivative contracts and hybrid instruments, credit risk, leverage risk, custodial services and related investment costs, and exchange-traded funds risk.

federated High Yield bond portfolio (hycore)

The investment objective of HYCORE is to seek high current income.

HYCORE provides exposure to the high-yield corporate bond market. The investment adviser actively manages HYCORE's portfolio seeking to realize the potentially higher returns of high-yield bonds (also known as “junk bonds”) compared to returns of high-grade securities by seeking to minimize default risk and other risks through careful security selection and diversification. HYCORE primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States.

The securities in which HYCORE may invest consist principally of: fixed-income securities, corporate debt securities, demand instruments, lower-rated fixed income securities, zero-coupon securities, bank instruments, asset backed securities, convertible securities, preferred stocks, foreign securities, foreign exchange contracts, loan instruments, derivative contracts, futures contracts, options contracts and swap contracts. Other investments, transaction and techniques include: hybrid instruments, asset segregation, illiquid securities and investing in securities of other investment companies.

Risks. The principal risks applicable to HYCORE are: credit risk, liquidity risk; risk associated with noninvestment-grade securities; risk related to the economy; sector risk; interest rate risk; risk of foreign investing; risk of investing in derivative contracts and hybrid instruments; leverage risk; risk related to custodial services and related investment costs; emerging market risk; and share ownership concentration risk.

federated mortgage core portfolio (mbcore)

The investment objective of MBCORE is to provide total return.

MBCORE seeks total return, which is defined as income plus capital appreciation. Under normal market conditions, MBCORE invests primarily in mortgage-backed securities (MBS) of investment-grade quality and seeks to provide returns consistent with investments in the market for U.S. home mortgages. A security is considered investment-grade quality if it is either: (i) rated within the four highest ratings categories by at least one nationally recognized statistical rating organization (an NRSRO); or (ii) if unrated, considered by the Adviser to be of investment-grade quality. MBCORE will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). MBCORE may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. MBCORE also may invest in U.S. government securities and certain derivative instruments. The securities in which MBCORE may invest consist principally of: fixed income securities, MBS, asset-backed securities, U.S. Government securities, commercial MBS, repurchase agreements and derivative instruments.

Risks. The principal risks applicable to MBCORE are: MBS risk; credit risk; prepayment risk; risk of security downgrades; liquidity risk; leverage risk; risk of investing in derivative instruments; asset segregation risk; and share ownership concentration risk.

federated project and trade finance core fund (fptfc)

The investment objective of FPTFC is to provide total return.

FPTFC pursues its investment objective primarily by investing in trade finance, structured trade, export finance, import finance and project finance or related assets of companies or other entities (including sovereign entities) located primarily in or having exposure to global emerging markets (“trade finance related securities”). The securities in which FPTFC may invest consist principally of: trade finance related securities; fixed income securities; treasury securities; government securities; corporate debt securities; lower-rated fixed income securities; foreign securities; foreign government securities; foreign exchange contracts; derivative contracts; futures contracts; option contracts; and swap contracts. Other investments, transactions and techniques include: hybrid instruments; asset segregation; illiquid securities; and investing in securities of other investment companies.

FPTFC's investments are expected to consist primarily of loans, or similar instruments used to finance international trade and related infrastructure projects. These are expected to include, but not be limited to, facilities for pre-export finance; process and commodities finance; receivables financing; letters of credit and other documentary credits; promissory notes; bills of exchange; and other negotiable instruments. FPTFC may engage in such investments by way of purchase, assignment, participation, guarantee, insurance, derivative or any other appropriate financial instrument.

FPTFC may invest without limitation in securities and obligations for which there is no readily available trading market or which are otherwise illiquid, including trade finance securities and other fixed-income or derivative instruments.

FPTFC may also take positions in traditional assets including bonds, (investment-grade or noninvestment-grade (otherwise known as “junk bonds”)) debt securities, equities, foreign exchange instruments, as well as derivatives for the purpose of hedging and investment. The instruments in which FPTFC invests may be guaranteed by the U.S. government. A substantial portion of FPTFC's investments will be in obligations of non-U.S. issuers or borrowers, including those of issuers in emerging markets.

Risks. The principal risks applicable to FPTFC are: risk of a non-diversified fund; risk of investing in trade finance related securities; interest rate risk; credit risk; call risk; prepayment risk; liquidity risk; risks associated with noninvestment-grade securities; risk related to the economy; risk of foreign investing; currency risk; leverage risk; risk of investing in derivative contracts and hybrid instruments; risk of loss after redemption; and share ownership concentration risks.

iSHARES INDEXING APPROACH

BlackRock Fund Advisers (BFA) advises each of the iShares Funds described below. BFA uses a “passive” or indexing approach to try to achieve the investment objective of each iShares Fund. Unlike many investment companies, the iShares Funds do not try to “beat” the index they track and do not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that iShares Funds will substantially outperform their Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

BFA uses a representative sampling indexing strategy to manage the iShares Funds described below. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. iShares Funds may or may not hold all of the securities in their Underlying Index. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than a fund that seeks to replicate an index.

iSHARES BARCLAYS AGGREGATE BOND FUND (IBABF)

The investment objective of IBABF is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U. S. Aggregate Bond Index (the “Underlying Bond Index”).

The Underlying Bond Index measures the performance of the total United States investment grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. As of May 31, 2011, there were 7,979 issues in the Underlying Bond Index. The securities in which IBABF may invest consist principally of the securities of the Underlying Bond Index and in securities that provide substantially similar exposure to securities in the Underlying Bond Index.

The securities in the Underlying Index have $250 million or more of outstanding face value and have at least one year remaining to maturity. In addition, the securities in the Underlying Bond Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Underlying Bond Index. The Underlying Bond Index is market capitalization weighted and the securities in the Underlying Bond Index are updated on the last calendar day of each month.

IBABF generally seeks to track the performance of the Underlying Bond Index by investing approximately 90% of its assets in the bonds represented in the Underlying Bond Index and in securities that provide substantially similar exposure to securities in the Underlying Bond Index. IBABF may invest the remainder of its assets in bonds not included in the Underlying Bond Index, but which BFA believes will help IBABF track the Underlying Bond Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BFA or its affiliates. For example, IBABF may invest in securities not included in its Underlying Bond Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Bond Index (such as reconstitution, additions and deletions).

Risks. The principal risks applicable to IBABF are: asset class risk; call risk; concentration risk; credit risk; derivatives risk; high portfolio turnover risk; interest rate risk; issuer risk; liquidity risk; management risk; market risk; market trading risk; mortgage-backed securities risk; non-U.S. issuers risk; passive investment risk; securities lending risk; and tracking error risk.

iSHARES RUSSELL 2000 INDEX FUND (IR2000)

The investment objective of IR2000 is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index (the “Underlying 2000 Index”). The securities in which IR2000 may invest consist principally of the equity securities of the Underlying 2000 Index and in depositary receipts representing securities of the Underlying 2000 Index.

The Underlying 2000 Index measures the performance of the small-capitalization sector of the U.S. equity market. The Underlying 2000 Index includes issuers representing approximately 9% of the total market capitalization of all publicly-traded U.S. equity securities. The Underlying 2000 Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000® Index. As of May 31, 2011, the Underlying 2000 Index represented approximately $1.6 trillion of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment.

Risks. The principal risks applicable to IR2000 are: asset class risk; concentration risk; equity security risk; issuer risk management risk; market risk; market trading risk; mid-capitalization company risk; passive investment risk; securities lending risk; small capitalization companies risk; and tracking error risk.

iSHARES RUSSELL 1000 INDEX FUND (IR1000)

The investment objective of IR1000 is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 1000 Index (the “Underlying 1000 Index”). The securities in which IR1000 may invest consist principally of the securities of the Underlying 1000 Index and in depositary receipts representing securities of the Underlying 1000 Index.

The Underlying 1000 Index measures the performance of the large-capitalization sector of the U.S. equity market. The Underlying 1000 Index includes issuers representing approximately 89% of the market capitalization of all publicly-traded U.S. equity securities. The Underlying 1000 Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 1,000 largest issuers in the Russell 3000 Index. As of May 31, 2011, the Underlying 1000 Index represented approximately 91% of the total market capitalization of the Russell 3000 Index. Total market capitalization reflects all equity shares outstanding, while total market value reflects float-adjusted capitalizations based on equity shares available for general investment.

IR1000 generally invests at least 90% of its assets in securities of the Underlying 1000 Index and in depositary receipts representing securities of the Underlying Index. IR1000 may invest the remainder of its assets in securities not included in the Underlying 1000 Index, but which BFA believes will help IR1000 track the Underlying 1000 Index and in futures contracts, options on futures contracts, options and swaps, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

Risks. The principal risks applicable to IR1000 are: asset class risk; equity security risk; issuer risk management risk; market risk; market trading risk; passive investment risk; securities lending risk; and tracking error risk.

iSHARES MSCI EMERGING MARKETS INDEX FUND (IEMIF)

The investment objective of IEMIF is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index (the “Underlying EA Index”). The securities in which IEMIF may invest consist principally of the securities of the Underlying EA Index and in depositary receipts representing securities of the Underlying EA Index.

The Underlying EA Index is designed to measure equity market performance in the global emerging markets. As of September 30, 2010, the Underlying EA Index consisted of the following 21 emerging market indexes: Brazil; Chile; China; Colombia; the Czech Republic; Egypt; Hungary; India; Indonesia; Malaysia; Mexico; Morocco; Peru; the Philippines; Poland; Russia; South Africa; South Korea; Taiwan; Thailand; and Turkey. As of September 30, 2010, the Underlying EA Index's three largest sectors by component weighting were financials, energy and materials.

IEMIF generally invests at least 90% of its assets in the securities of its Underlying EA Index and in depositary receipts representing securities in its Underlying EA Index. IEFMI will invest all of its assets that are invested in India in a wholly-owned subsidiary located in the Republic of Mauritius (the “Subsidiary”). BFA will serve as investment adviser to both IEMIF and the Subsidiary. IEMIF may invest the remainder of its assets in other securities, including securities not in the Underlying EA Index, but which BFA believes will help IEMIF track the Underlying EA Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying EA Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. BFA will waive portfolio management fees in an amount equal to the portfolio management fees of such other iShares funds for any portion of IEMIF's assets invested in shares of such other funds.

Risks. The principal risks applicable to IEMIF are: asset class risk; commodity exposure risk; concentration risk; currency risk; custody risk; emerging markets risk; energy sector risk; equity security risk; financials sector risk; geographic risk; issuer risk; management risk; market risk; market trading risk; materials sector risk; non-diversification risk; non-U.S. securities risk; passive investment risk; privatization risk; reliance on trading partners risk; risk of investing in India; Russian securities risk; securities lending risk; securities market risk; security risk; structural risk; tracking error risk; treaty/tax risk; and valuation risk.

iSHARES MSCI EAFE INDEX FUND (IEAFE)

The investment objective of IEAFE is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index (the “Underlying EAFE Index”). The securities in which IAEFE may invest consist principally of the securities of the Underlying EAFE Index and in depositary receipts representing securities of the Underlying EAFE Index.

The Underlying EAFE Index has been developed by MSCI as an equity benchmark for its international stock performance. The Underlying EAFE Index includes stocks from Europe, Australia and the Far East and, as of September 30, 2010, consisted of the following 22 developed market country indexes: Australia; Austria; Belgium; Denmark; Finland; France; Germany; Greece; Hong Kong; Ireland; Israel; Italy; Japan; the Netherlands; New Zealand; Norway; Portugal; Singapore; Spain; Sweden; Switzerland; and the United Kingdom.

IEAFE generally invests at least 90% of its assets in securities of the Underlying EAFE Index and in depositary receipts representing securities of the Underlying Index. IEAFE may invest the remainder of its assets in securities not included in the Underlying EAFE Index, but which BFA believes will help IEAFE track the Underlying EAFE Index, futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

Risks. The principal risks applicable to IEAFE are: asset class risk; concentration risk; currency risk; equity security risk; geographic risk; issuer risk; management risk; market risk; market trading risk; non-diversification risk; non-U.S. securities risk; passive investment risk; privatization risk; securities lending risk; security risk; tracking error risk; treaty/tax risk; and valuation risk.

iSHARES MSCI CANADA INDEX FUND (IMCIF)

The investment objective of IMCIF is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index (the “Underlying Canada Index”). The securities in which IMCIF may invest consist principally of the securities of the Underlying Canada Index and in depositary receipts representing securities of the Underlying Canada Index.

The Underlying Canada Index consists of stocks traded primarily on the Toronto Stock Exchange. As of September 30, 2010, the Underlying Canada Index's three largest sectors by component weighting were financials, energy and materials.

IMCIF generally invests at least 95% of its assets in the securities of its Underlying Canada Index and in depositary receipts (DRs) representing securities in its Underlying Canada Index. IMCIF will at all times invest at least 90% of its assets in the securities of the Underlying Index or in DRs representing securities in its Underlying Canada Index. IMCIF may invest the remainder of its assets in other securities, including securities not in the Underlying Canada Index, but which BFA believes will help IMCIF track the Underlying Canada Index, futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Canada Index, as well as cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of IMCIF and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. IMCIFs Index Provider is MSCI Inc. (MSCI).

Risks. The principal risks applicable to IMCIF are: asset class risk; commodity exposure risk; concentration risk; currency risk; custody risk; energy sector risk; equity security risk; financials sector risk; issuer risk; management risk; market risk; market trading risk; materials sector risk; non-diversification risk; non-U.S. securities risk; passive investment risk; privatization risk; reliance on trading partners risk; risk of investing in India; Russian securities risk; securities lending risk; tracking error risk; and valuation risk.”

5. Under the heading entitled “What are the Principal Securities in which each Underlying Fund Invests?” please delete the section and replace it with the following:

“In pursuing its principal investment strategy, each Underlying Fund may invest in the security types described below provided, however, that any such investment by an Underlying Fund must be consistent with that fund's investment objective.

DESCRIPTIONS of Security types

Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Underlying Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because in most instances, their value is tied more directly to the value of the issuer's business. The following describes the principal types of equity securities in which the Underlying Fund may invest:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Warrants

Warrants give the Underlying Fund the option to buy the issuer's equity securities at a specified price (the “exercise price”) at a specified future date (the “expiration date”). The Underlying Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Fixed-Income Securities

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Underlying Funds invests:

Treasury Securities (A Fixed-Income Security)

The Underlying Fund may receive Treasury securities as collateral on portfolio securities loans and may invest in Treasury securities on a short-term basis. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Government Securities (A Fixed-Income Security)

Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by GNMA, are supported by the full faith and credit of the United States.

Other government securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, FHLMC and FNMA in support of such obligations.

A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

The Underlying Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee protects against credit risks, it does not reduce market and pre-payment risks.

U.S. Government Securities

U.S. government securities include U.S. Treasury obligations, which differ in their yields, maturities and times of issuance, and obligations issued or guaranteed by U.S. government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the obligations, or the credit of the agency or instrumentality. As a result of their high credit quality and market liquidity, U.S. government securities generally provide lower current yields than obligations of other issuers. While certain U.S. government-sponsored enterprises (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Underlying Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Asset-Backed Securities (A Fixed-Income Security)

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed-income assets (including other fixed-income securities, such as corporate debt securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass-through certificates.

Mortgage-Backed Securities (MBS) (A Fixed-Income Security)

An MBS is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of MBS, the ownership interest is in a pool of mortgage loans. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS are most commonly issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities), but also may be issued or guaranteed by other private issuers (“non-agency MBS”). Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

The non-agency MBS in which the Underlying Fund may invest is issued by commercial banks, mortgage bankers and other non-governmental issuers. The mortgage loan collateral for non-agency MBS consists of residential mortgage loans that do not generally conform to underwriting guidelines issued by a GSE, due to certain factors, including mortgage balances in excess of agency underwriting guidelines, borrower characteristics, loan characteristics and level of documentation and therefore are not issued or guaranteed by an agency. Mortgage-related securities issued by non-governmental issuers generally offer a higher yield than GSE securities because there are no direct or indirect government guarantees of payment.

The non-agency and agency MBS acquired by the Underlying Fund could be secured by fixed-rate mortgages, adjustable-rate mortgages or hybrid adjustable-rate mortgages. Adjustable-rate mortgages are mortgages whose interest rates are periodically reset when market rates change. A hybrid adjustable-rate mortgage (“hybrid ARM”) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a “5/1 ARM” refers to a mortgage with a five-year, fixed interest rate period, followed by 25 annual interest rate adjustment periods.

The Underlying Fund also may invest in collateralized mortgage obligations (CMOs). The two types of CMOs are: (1) MBS that are collateralized by mortgage loans or mortgage pass-through securities; and (2) multi-class, pass-through securities, which are interests in a trust composed of mortgage loans or other MBS. CMOs may be issued by U.S. governmental or government-related enterprises, or by private entities, such as banks and others. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate, and stated maturity or final distribution date. CMOs are subject to the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier or later than their stated maturities or final distribution dates, and will affect the yields and prices of CMOs.

Mortgage dollar rolls are transactions in which the Underlying Fund sells MBS for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date and price (a “mortgage roll”). During the roll period, the Underlying Fund foregoes principal and interest paid on the MBS. Mortgage dollar roll transactions may be used to seek to increase the Underlying Fund's income. The Underlying Fund may invest proceeds from dollar roll transactions in other investments, such as (but not limited to) repurchase agreements and CMOs.

Commercial Mortgage-Backed Securities (A Type of Mortgage-Backed Security)

Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Fund may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS expose the Fund to interest rate, liquidity and credit risks.

Convertible Securities (A Fixed-Income Security)

Convertible securities are fixed-income securities that the Underlying Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Underlying Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Underlying Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Underlying Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Underlying Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Underlying Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations because of their unique characteristics.

Trade Finance Related Securities

The Underlying Funds may invest in trade finance. Specifically these securities will consist of trade finance, structured trade finance, project finance or export finance transactions where there is a flow of goods or services (typically of a cross-border nature) and a financing need. These trade finance structures are subject to significant individual variation but typical structures may include but not be limited to the following:

  Buyer's credit. An extension of credit typically made by a bank to a buyer of goods (i.e., importer) to finance the purchase of goods under a commercial contract of sale.
  Contract frustration and trade credit indemnity. An insurance policy issued by an insurer in favor of an insured (typically a supplier or a bank) that provides conditional coverage to the insured against loss incurred as a result of non-payment/non-delivery by an obligor involved in a trade transaction.
  Cross border leases. Cross border leases, often structured with insignificant residual value.
  Export credit agency financing. A loan where an export credit agency acts as lender, co-lender or guarantor.
  Import finance. An extension of credit made to an importer that finances his imports.
  Inventory finance. An extension of credit made to a borrowing entity (be it an importer or exporter) secured against the physical inventory held and owned by that borrower. The inventory may be held in a warehouse.
  Letter of Credit (L/C). A written undertaking, or obligation, of a bank made at the request of its customer (usually an importer) to honor or pay an exporter against presentation of trade documents that comply with terms specified in the letter of credit.
  Multilateral agency financing. A loan where a multilateral agency acts as either a lender or a co-lender. Such a loan may benefit from preferred creditor status in the event of shortages of foreign exchange that may be experienced by sovereign governments.

  Pre-export finance. An extension of credit to an exporter before export of the goods has taken place. This can be secured against the subject goods or sales proceeds, or unsecured.
  Pre-payment agreement. An extension of credit to an exporter where the source of pay-back is through the future export of goods. The difference between Pre-export finance and a Pre-payment agreement is that the latter arrangement may involve the buyer of the goods as a contractual party and is in effect a payment for goods in advance of delivery.
  Promissory notes, bills of exchange and other forms of negotiable instrument. A written promise to pay issued by (or drawn on) an obligor in favor of a beneficiary.
  Receivables. Receivables or flows of receivables created in consideration for the transfer of goods and services.
  Supplier Credit. An extension of credit made by a supplier (or exporter) to an importer to finance a purchase of goods. Banks or other lenders may purchase or participate in the credit instrument if the instrument permits transfer.
  Trade finance related loans and other loan assignments and participations. The Underlying Fund expects primarily to purchase trade finance loans and other loans by assignment, transfer or novation from a participant in the original syndicate of lenders or from subsequent holders of such interests. The Underlying Fund may also purchase participations on a primary basis from a mandated lead arranger during the formation of the original syndicate making such loans. Loan participations typically represent direct participations in a loan to a corporate or other borrower, and generally are offered by banks or other financial institutions or on behalf of themselves or the lending syndicate. The Underlying Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit or counterparty risk associated with an interposed bank or other financial intermediary.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The Underlying Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Underlying Fund may enter into spot currency trades. In a spot trade, the Underlying Fund agrees to exchange one currency for another at the current exchange rate. The Underlying Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Underlying Fund's exposure to currency risks.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to: the International Bank for Reconstruction and Development (the “World Bank”); the Asian Development Bank; the European Investment Bank; and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Depositary Receipts and Domestically Traded Securities of Foreign Issuers (Types of Foreign Equity Securities)

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. American Depositary Receipts (ADRs) which are traded in U.S. markets, represent interest in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Underlying Fund may also invest directly in securities issued by foreign companies and traded in U.S. dollars in U.S. markets. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Underlying Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Underlying Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress. Depending on how the Underlying Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Underlying Fund's exposure to the risks of the Reference Instrument, and may also expose the Underlying Fund to liquidity and leverage risks. OTC contracts also expose the Underlying Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Underlying Fund may purchase U.S. Treasury and/or government agency securities.

The Underlying Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Underlying Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Underlying Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Futures contracts involve substantial leverage risk. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Underlying Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Underlying Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts and call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Underlying Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Underlying Funds may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

Illiquid Securities

Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the Fund cannot dispose of within seven days and securities eligible for resale under Rule 144A of the Securities Act of 1933.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Repurchase Agreements (A Fixed-Income Security)

Repurchase agreements are transactions in which the Underlying Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Underlying Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Underlying Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Underlying Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks. The Underlying Fund invests in overnight repurchase agreements in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. The Underlying Fund uses repurchase agreements to secure its obligations in connection with dollar roll transactions.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). The Underlying Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Underlying Fund to leverage risks or carry liquidity risks.

Asset Segregation

In order to secure its obligations in connection with derivative contracts or special transactions, the Underlying Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Underlying Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Underlying Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Securities Lending

The Underlying Fund may lend portfolio securities to borrowers that its Adviser deems creditworthy. In return, the Underlying Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Underlying Fund the equivalent of any dividends or interest received on the loaned securities.

The Underlying Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Underlying Fund. However, the Underlying Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Underlying Fund or the borrower. The Underlying Fund will not have the right to vote on securities while they are on loan. However, the Underlying Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by its Adviser. There can be no assurance that the Underlying Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Underlying Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Investing in Securities of Other Investment Companies

The Underlying Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Underlying Fund and incur additional fees and/or expenses, which would therefore be borne indirectly by the Underlying fund in connection with any such investment. However, the adviser believes that the benefits and efficiencies of this approach should outweigh the additional fees and/or expenses.

Investing in Exchange-Traded Funds

The Underlying Fund may invest in ETFs as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.”

6. Under the heading entitled “What are the Specific Risks of Investing in the Fund?” please delete the section and replace it with the following:

“Shareholders of the Fund will be exposed to the risks of the Underlying Funds as listed in the section entitled “What are the Funds Investment Strategies?”

DESCRIPTIONS OF RISKS

Stock Market Risk

The value of equity securities in the Underlying Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Underlying Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Underlying Fund's Share price may decline.

The Underlying Fund's adviser attempts to manage market risk by limiting the amount the Underlying Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

The foreign exchanges on which foreign securities may be listed for trading may be less developed technologically or less regulated than those in the United States, possibly increasing the volatility and decreasing the efficiency of those markets. In addition, the value of equity securities in the Underlying Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Underlying Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Underlying Fund's Share price may decline.

The Underlying Fund's adviser attempts to limit market risk by limiting the amount the Underlying Fund invests in each company's equity securities. However, diversification will not protect the Underlying Fund against widespread or prolonged declines in the stock market.

Sector Risk

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the adviser allocates more of the Underlying Fund's portfolio holdings to a particular sector, the Underlying Fund's performance will be more susceptible to any economic, business, or other developments which generally affect the sector.

Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers

Because the Underlying Fund may invest in ADRs and other domestically traded securities of foreign companies, the Underlying Fund's share price may be affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing, and financial reporting standards or regulatory requirements comparable to U.S. companies. These factors may prevent the Underlying Fund and its adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States.

Liquidity Risk

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Underlying Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Underlying Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Underlying Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Underlying Fund will be required to continue to hold the security or keep the position open, and the Underlying Fund could incur losses.

OTC derivative contracts generally carry greater liquidity risk than exchange- traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower's obligations under the instrument.

Risk Related to Company Size

Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Medium-Sized Companies Risk

The Underlying Fund may invest in mid-size companies. Mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Underlying Fund's portfolio. You should expect that the value of the Underlying Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Risk of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or completely as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Underlying Fund and its adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Underlying Fund's investments.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the Underlying Fund's ability to invest in securities of certain issuers organized under the laws of those countries.

Currency Risk

Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Underlying Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

The Underlying Fund's adviser attempts to limit currency risk by limiting the amount the Underlying Fund invests in securities denominated in a particular currency. However, diversification will not protect the Underlying Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Leverage Risk

Leverage risk is created when an investment exposes the Underlying Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Underlying Fund's risk of loss and potential for gain.

Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Interest Rate Risk

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Credit Risk

Credit risk includes the possibility that a party to a transaction involving the Underlying Fund will fail to meet its obligations. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. This could cause the Underlying Fund to lose the benefit of the transaction or prevent the Underlying Fund from selling or buying other securities to implement its investment strategy.

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Underlying Fund will lose money.

Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Underlying Fund must rely entirely upon the adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

If a fixed-income security is called, the Underlying Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics, which may result in a decline in income and the lost opportunity for additional price appreciation on the falling interest rates.

MBS Risk

MBS have unique risks. A rise in interest rates may cause the value of MBS held by the Underlying Fund to decline. The mortgage loans underlying MBS generally are subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. If the underlying mortgages are paid off sooner than expected, the Underlying Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. See “Prepayment Risks.” MBS are most commonly issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities), but also may be issued or guaranteed by private issuers and generally entail greater risk. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government, but are, however, supported through federal subsidies, loans or other benefits. The Underlying Fund also may invest in certain MBS issued by GSEs that have no explicit financial support, but that are regarded as having implied support because the federal government sponsors their activities.

Non-agency MBS are subject to the risk that payments made on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. See “Credit Risks.” Hybrid ARMs also involve special risks. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period, interest rates rise above the interest rate limits of the hybrid ARM, the Underlying Fund will not benefit from further increases in interest rates. CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited.

Risk of Security Downgrades

An investment-grade security held by the Underlying Fund may be downgraded to below investment grade after the Underlying Fund has acquired the security. In the event that the credit rating of a security held by the Underlying Fund is downgraded, the credit quality deteriorates after purchase or the security defaults, the Underlying Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the adviser, such investment is appropriate in the circumstances, although it may choose to do so in the sole discretion of the adviser. The downgrade of the credit of a security held by the Underlying Fund may decrease its value. Fixed-income securities with lower ratings tend to have a higher probability that a borrower will default or fail to meet its payment obligations.

Asset Segregation Risk

In order to secure its obligations in connection with derivative contracts or other transactions that expose it to an obligation of another party, the Underlying Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Underlying Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Underlying Fund to realize losses on offsetting or terminated derivative contracts.

Prepayment Risk

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on MBS include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments, as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund's MBS holdings.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in a rising interest rate environment. Under certain interest and prepayment rate scenarios, the Underlying Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster-than-expected prepayments typically are invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified yield rate. For premium bonds, prepayment risk may be elevated. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates.

Risk Associated with Noninvestment-Grade Securities

Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Risk Related to the Economy

Lower-grade corporate bond returns are sensitive to changes in the economy. The value of the Underlying Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Risk of Loss After Redemption

The Underlying Fund is an extended payment fund. A shareholder will bear the risk of investment loss during the period between when Shares are presented to the transfer agent for redemption and when the net asset value of the Underlying Fund is determined for payment of the redeemed Shares (the Redemption Pricing Date). The time between when Shares are presented for redemption and the Redemption Pricing Date will be at least twenty-four (24) days. Shares tendered for redemption will participate proportionately in the Underlying Fund's gains and losses during between when Shares are presented for redemption and the Redemption Pricing Date. During this time the value of the Fund's Shares will likely fluctuate and Shares presented for redemption could be worth less on the Redemption Pricing Date than on the day the Shares were presented to the transfer agent for redemption. The Underlying Fund has adopted a fundamental policy that may only be changed by shareholder vote, that the Redemption Pricing Date will fall no more that twenty-four (24) days after the date a shareholder presents Shares for redemption in good order. If such date is a weekend or holiday the Redemption Pricing Date will be on the preceding business day.

Risk of Investing in Derivative Contracts and Hybrid Instruments

The Underlying Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Underlying Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Underlying Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Underlying Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Underlying Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Underlying Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Underlying Fund, if the value of the Underlying Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Underlying Fund's investments. Any such termination of the Underlying Fund's OTC derivative contracts may adversely affect the Underlying Fund (for example, by increasing losses and/or costs, and/or preventing the Underlying Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Underlying Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Emerging Market Risk

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices can be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Custodial Services and Related Investment Costs Risk

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Underlying Fund to make intended securities purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Underlying Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Underlying Fund against loss of its assets.

Exchange-Traded Funds Risk

An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Underlying Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Risk of Investing in Trade Finance Related Securities

The Underlying Fund pursues its investment objective by investing primarily in trade finance, structured trade finance, export finance and project finance or related obligations of companies or other entities (including sovereign entities) located primarily in or having exposure to global emerging markets. As such, the Underlying Fund is subject to all of the risks typical to investments generally made in emerging markets, in addition to risks specific to the trade finance asset class.

  Emerging Markets. The Fund will make investments in emerging markets. Investors should be aware that the risks associated with an investment in emerging markets are higher than those attached to similar investments in developed countries. Investment in emerging markets involves risk factors and special considerations which may not be typically associated with investing in more developed markets and are likely to include but not be restricted to the following:
  Political and Economic Factors: Political and economic change and instability may be more likely to occur and have a greater effect on the economies and markets of emerging countries. Government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in the laws and regulations of the relevant country could result in losses.
  Status of Loan Markets: In comparison with more developed primary and secondary loan markets, the emerging market loan market is smaller, can be less liquid and as a result potentially more volatile. This may result in greater volatility in the net asset value of the Fund than would be the case if the investments were made in more developed markets. In addition, settlement, clearing, safe custody and registration procedures may be underdeveloped enhancing the chance of an error, fraud or default, causing losses to the Fund. In addition, custodial expenses for emerging market securities are generally higher than for developed market securities.
  Legal Considerations: The legal infrastructure and accounting, auditing and reporting standards in emerging markets may not provide the same degree of investor information or protection as would generally apply in more developed markets. Certain investments in particular emerging markets may be subject to restrictions which may limit the availability of attractive investment opportunities to the Fund. Furthermore, emerging markets are generally not as efficient as those in more developed countries. In some cases, a market for the security may not exist locally and therefore transactions may need to be made on a neighboring exchange.
  Costs: Emerging markets securities may incur brokerage or stock transfer taxes or other withholding taxes levied by foreign governments which may have the effect of increasing the cost of investment and which may reduce the realized gain or increase the loss on such securities at the time of sale.
  Regulation: The issuers of emerging markets securities or borrowers in emerging market countries, such as companies, banks and other financial institutions, may be subject to less stringent regulation than would be the case for issuers in developed countries, and therefore potentially carry greater risk.
  Accounting Reporting Standards: The issuers of emerging market securities or borrowers in emerging market countries, such as companies, banks and other financial institutions, may be subject to local accounting and audit practices. These may differ from international accounting practices leading to a greater risk of financial misreporting or misrepresentation.
  Credit Ratings: Emerging market loans are often below investment grade, or unrated. The market values of corporate loans rated below investment grade and comparable unrated securities tend to be more sensitive to company-specific developments and changes in economic conditions than for higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service debt obligations during an economic downturn may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than in the case of investment grade securities. These securities may be subordinated to the prior payment of senior or secured indebtedness.
  Taxation: Taxation of interest received by the Fund with respect to emerging market borrowers may be subject to foreign taxes that may or may not be reclaimable. Trade finance related securities may include methods to minimize such risks but no assurance can be given that such techniques will be successful. In addition, markets in which the Fund invests may have less well developed or defined tax laws and procedures than in more developed markets and this may adversely affect the level of tax suffered by investment in those markets. This may also include the imposition of retroactive taxation which had not reasonably been anticipated in the valuation of the assets of the Fund. This may result in uncertainty which could necessitate significant provisions being made for foreign taxes in the calculation of the NAV of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (RIC) under the Internal Revenue Code of 1986 (the “Code”). In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Interest received by the Fund in connection with its trade finance related investments will be qualifying income for purposes of such requirements, but income from engaging in lending or other business activities would not be qualifying income. The Fund must take into account the distinction between these types of income in structuring its participation in trade finance related investments.

Additional risks associated with investing in foreign securities, and emerging markets in particular, are discussed below under “Risks of Foreign Investing.”

  Event Risks. Because of the transaction structuring involved, certain of the Fund's investments will be backed by commodities or other trade finance goods in transit or held in warehouses or physical assets such as plant or land. Negligence and fraud are always significant risks in transactions involving the financing of such assets. The Fund may use methods to minimize such risks but no assurance can be given that such efforts will be successful.
  Legal Risks. Laws in emerging markets may be less sophisticated than in developed countries. Accordingly the Fund may be subject to additional legal risks concerning its investments in the underlying trade finance related security and in particular the effectiveness of various legal contracts that form the trade finance related security such as loan documentation, local law security agreements and collateral management arrangements. These include, but are not limited to, inadequate investor protection, unclear or contradictory legislation or regulations and lack of enforcement thereof, ignorance or breach of legislation or regulations on the part of other market participants, lack of legal redress and breaches of confidentiality. It may be difficult to obtain and enforce a judgment in certain emerging markets against borrowers or against local assets which provide collateral or security in support of a specific investment in a trade finance related security in which the Fund may be invested.

  Collateral Price Risk . Many investment transactions may be supported or secured by underlying collateral, which may include primary commodities, and other secondary or tertiary goods or physical assets. The price of this commodity or asset collateral may be highly volatile in terms of value or subject to illiquidity at the time of a required sale.
  Liquidity . Trade finance investments are not listed on any stock exchange or securities market, and the established or recognized market (if any) for the investments may be relatively small and/or poorly developed, therefore trades may only be executed on a matched bargain basis and prices may not be published or be readily available from an independent price source.
  Market Risk. The profitability of the investment strategy of the Fund may depend on correct assessments of the future course of credit spreads of trade finance loans and other investments by the Adviser and the Sub-Adviser. There can be no assurance that the Adviser or Sub-Adviser will be able to accurately predict such price movements.
  Specificity of Certain Investments. Certain securities in particular jurisdictions may only be held by entities (often banks) resident in those jurisdictions, and not directly by the Fund. Depending on the existence or otherwise and local interpretation of trust or fiduciary laws in the relevant jurisdiction, the Fund may have the risk of such entity holding or registering such security. In the event of the insolvency of such an entity, the Fund may only rank as an unsecured creditor and the whole or part of such security may be lost.

The Fund may also acquire participations, sub-participations or other interests in emerging market debt, where the additional performance risk of the grantor of such interest will be taken, as well as the risk of the underlying emerging market debt. In the event of the insolvency of the grantor, the relevant Fund would only rank as an unsecured creditor and the whole or part of the relevant investments may be lost.

Risk of a Non-Diversified Fund

Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce an Underlying Fund's credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase an Underlying Fund's risk by magnifying the impact (positively or negatively) that only one issuer has on an Underlying Fund's share price and performance.

Share Ownership Concentration Risk

A majority of the Underlying Fund's shares may be held by other mutual funds advised by the adviser and its affiliates. It also is possible that some or all of these other mutual funds will decide to purchase or redeem shares of the Underlying Fund simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the share trading activities of these shareholders could disrupt the Underlying Fund's investment strategies which could have adverse consequences for the Underlying Fund and other shareholders (e.g., by requiring the Underlying Fund to sell investments at inopportune times or causing the Underlying Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Asian Economic Risk

Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse event in the Asian markets may have a significant adverse effect on other Asian economies.

Asset Class Risk

The securities in the Underlying Index or the Underlying Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Australasian Economic Risk

The economies of Australasia, which includes Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations In the commodity markets. Australasian economies are also increasingly dependent on their growing service Industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services or negative changes in any of these economies may cause an adverse impact on some or all of the Australasian economies.

European Economic Risk

The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on Inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

Issuer Risk

The performance of the Underlying Fund depends on the performance of individual securities in which the Underlying Fund invests. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk

The Underlying Fund does not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Underlying Fund is subject to the risk that BFAs investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Non-Diversification Risk

The Underlying Fund is classified as “non-diversified.” This means that the Underlying Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk

The Underlying Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Underlying Fund invests in securities Included in, or representative of, the Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Securities Lending Risk

The Underlying Fund may engage in securities lending. Securities lending involves the risk that the Underlying Fund may lose money because the borrower fails to return the securities in a timely manner or at all. The Underlying Fund could also lose money in the event of a decline In the value of the collateral provided for the loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Underlying Fund.

Valuation Risk

Because non-U.S. exchanges may be open on days when the Underlying Fund does not price its shares, the value of the securities in the Underlying Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Underlying Fund's shares.

Concentration Risk

To the extent that the Underlying Fund's portfolio reflects the Underlying Index's concentration in the securities of companies in a particular market, industry, group of industries, country, region, group of countries, sector or asset class, the Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, country, region, group of countries, sector or asset class.

High Portfolio Turnover Risk

The Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Underlying Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and, in the case of a gain, would Increase an investors tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect Underlying Fund performance. In addition, investment In mortgage dollar rolls and participation in TBA transactions may significantly increase the Underlying Fund's portfolio turnover rate.

Commodity Exposure Risk

The energy, materials and agriculture sectors account for a large portion of a country's exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country's economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by the Underlying Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Energy Sector Risk

The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production, energy conservation efforts, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies' earnings. A significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Underlying Fund's portfolio securities and the performance of the Underlying Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government regulation, world events and general economic conditions.

Materials Sector Risk

The Underlying Fund invests in companies In the materials sector, which could be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations, exchange rates and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Geographic Risk

Some markets in which the Underlying Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.

Privatization Risk

Some countries in which the Fund invests have begun a process of privatizing certain entities and industries. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that such losses will not recur.

Risk of Investing In India

The Underlying Fund's investments in Indian issuers will subject the Fund to legal, regulatory, political; currency and economic risks specific to India. Disparities of wealth and the pace of economic advancement among different social groups in India may lead to social instability, violence or labor unrest Religious and border disputes persist in India. India has experienced civil unrest and hostilities with certain of its neighboring countries, including Pakistan. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than more developed securities markets. The limited liquidity of the Indian securities markets may limit the Fund's ability to acquire or dispose of securities at the price and time that It desires.

Russian Securities Risk

Investing in Russian securities involves significant risks, in addition to those described under “Emerging Markets Risk” and “Non-U.S. Securities Risks” that are not typically associated with investing in U.S. securities, including:

  the risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
  risks in connection with the maintenance of the Fund's portfolio securities and cash with foreign subcustodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
  the risk that the Fund's ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership In shares of Russian companies is recorded by the companies themselves and by registrars, rather than a central registration system; and

  the risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking Institutions and registrars are not guaranteed by the government.

Security Risk

Some geographic areas in which the Underlying Fund Invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

Treaty/Tax Risk

The Underlying Fund intends to operate, in part, through the subsidiary, which would in turn invest in securities of Indian issuers. The subsidiary in Mauritius should be eligible to take advantage of the benefits of the DTAA. Numerous investors have relied on the benefits of the DTAA to invest in India through Mauritius in the past. However, in the past 10-15 years a number of parties have challenged the DTAA or the interpretation of the DTAA. Circular 789, issued on April 13, 2000, by the Indian Central Board of Direct Taxes, clarifies that whenever the Mauritius revenue authorities have issued a certificate of tax residence, such certificate would constitute sufficient evidence for accepting the status of residence of Mauritius tax residents for purposes of applying the provisions of the DTAA. The Supreme Court of India in 2003 subsequently held and declared Circular 789 to be valid following litigation regarding Circular 789. As of the date of this Prospectus, Circular 789 is still valid and in force.

However, recently issued rulings suggest that the Indian tax administration's analysis may have changed, and that the tax authorities may now focus on a number of factors When assessing whether a foreign entity is eligible for the benefit of the provisions of a tax treaty, including, among others, the place of management of the foreign resident company end the level of substance in the jurisdiction in which it is incorporated. In addition, both the Indian tax administration and Indian courts seem now to be very aggressive towards structures involving offshore-funds investing directly or indirectly in India, in particular those from Mauritius.

Recently, there have been reports in the Indian press that the Indian government is seeking to renegotiate the DTAA. Members of the Indian parliament have also proposed legislation that could eliminate the benefits of the DTAA. No assurance can be given that the terms of the DTAA will not be renegotiated or subject to a different interpretation in the future. Any change in the provisions of the DTAA or in its applicability to the Subsidiary could result in the imposition of withholding and capital gains taxes and other taxes on the Subsidiary by tax authorities in India. This could significantly reduce the return to the Underlying Fund on its investments and the return received by the Underlying Fund's shareholders.

  Indian Tax Risk. The Direct Taxes Code, 2010 (“New Taxes Code”) was recently tabled before the Lok Sabha (Indian House of Parliament), which, if enacted, will replace the existing Income Tax Act, 1961 (“Income Tax Act”) with effect from April 1, 2012. Further, provisions of the New Taxes Code, if enacted, could change the manner in which the Subsidiary is currently taxed in India, and. could adversely impact the returns to the Underlying Fund/subsidiary and its shareholders. Hence, no assurance can be given that the interpretations described in this discussion will remain in effect. Any changes could also be applied retroactively, including transactions entered into before the effective date of the New Taxes Code. Investors are urged to consult their own tax advisers with respect to their own tax situations and the tax consequences of an investment in the Fund.
  Risk of Investing In India. India is an emerging market and demonstrates significantly higher volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may offer higher potential for losses.

Moreover, governmental actions can have a significant effect on the economic conditions In India, which could adversely affect the value and liquidity of investments. The securities industries in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the U.S. and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Underlying Fund's ability to acquire or dispose of securities at the price and time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (RBI) has imposed limits on foreign ownership which may decrease the liquidity of the Underlying Fund's portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss.

Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India (SERI), the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Underlying Fund can make investments in Indian companies.”

September 27, 2011

Federated Balanced Allocation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450943 (9/11)

Federated Balanced Allocation Fund

A Portfolio of Federated Managed Allocation Portfolios

Class A Shares (TICKER BAFAX)
Class B Shares (tICKER BAFBX)
Class C Shares (TICKER BAFCX)

SUPPLEMENT TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2011

A Special Meeting of Shareholders of Federated Balanced Allocation Fund will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern Time), on November 8, 2011, for the following purpose:

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Asset Allocation Fund would acquire all or substantially all of the assets of Federated Balanced Allocation Fund, a portfolio of Federated Managed Allocation Portfolios, in exchange for Class A Shares, Class B Shares and Class C Shares of Federated Asset Allocation Fund. The Shares of Federated Asset Allocation Fund held by Federated Balanced Allocation Fund would then be distributed to Federated Balanced Allocation Fund's Shareholders, pro rata, in complete liquidation and termination of Federated Balanced Allocation Fund. As a result of the reorganization, shareholders of Federated Balanced Allocation Fund will receive Shares of the corresponding share class of Federated Asset Allocation Fund.

If Shareholder approval of the above referenced proposal is granted, then upon such approval, please make the following changes to the applicable sections of the Summary Prospectus:

1. Under the heading entitled “What are the Fund's Main Investment Strategies?” please delete the section and replace it with the following:

“The Fund's investment objective is to provide capital appreciation. The Fund is a “Fund of Funds” and seeks to achieve its investment objective by investing primarily in the shares of other funds as set forth below (“Underlying Funds”). Under normal market conditions, the Fund expects to achieve a mix of approximately 50% of assets in equity securities and 50% of assets in fixed-income securities except to the extent the Fund maintains a cash position (e.g., in order to meet shareholder redemptions). The allocation of investments in each of the Underlying Funds set forth below may vary from time to time in an attempt to achieve the Fund's investment objective.

The Fund anticipates investing 40% to 50% of its assets in shares of the following Underlying Funds which invest primarily in equity securities (“Underlying Equity Funds”):

  Federated InterContinental Fund
  Federated Project and Trade Finance Core Fund
  iShares Russell 2000 Index Fund
  iShares Russell 1000 Index Fund
  iShares MSCI Emerging Markets Index Fund

  iShares MSCI EAFE Index Fund
  iShares MSCI Canada Index Fund

The Fund anticipates investing approximately 50% of its assets in share of the following Underlying Funds that invest primarily in fixed-income securities (“Underlying Fixed-Income Funds”):

  Federated High Yield Bond Portfolio
  Federated Mortgage Core Portfolio
  iShares Barclays Aggregate Bond Fund

The Fund decides how to allocate assets to Underlying Funds based upon: (i) the Adviser's outlook for the markets in which each Underlying Fund invests; (ii) the asset composition and anticipated performance of each Underlying Fund; and (iii) other global economic factors.

The Underlying Funds will, in turn invest in U.S. and foreign equity or fixed-income securities, depending upon the nature of each Underlying Fund's investment strategy. Underlying Funds may also invest in derivative contracts to implement their investment strategies. The investment strategy of each Underlying Fund is more fully described in the section of the Statutory Prospectus entitled “Information about the Underlying Funds.” The Fund may also invest a portion of its assets directly in equity securities.

Certain of the Underlying Funds are exchange-traded funds (ETFs). The shares of ETFs are listed and traded on stock exchanges at market prices.”

2. Under the heading entitled “What are the Main Risks of Investing in the Fund?” please delete the section and replace it with the following:

“All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. Shareholders of the Fund will be exposed to the risks of the Underlying Funds as described below.

The Underlying Funds are managed independently of the Fund and incur additional fees and/or expenses, which would therefore be borne indirectly by the Fund in connection with its investments in the Underlying Funds.

  Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Sector Risk. Because an Underlying Fund may allocate relatively more assets to certain industry sectors than others, an Underlying Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Underlying Fund.
  Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because an Underlying Fund may invest in ADRs and other domestically traded securities of foreign companies, the Underlying Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
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  Liquidity Risk. The equity securities and/or fixed-income securities in which an Underlying Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Underlying Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Underlying Fund could incur losses.
  Risk Related to Company Size. Because the smaller companies in which an Underlying Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more susceptible to adverse developments and more likely to fail than larger companies.
  Medium-Sized Companies Risk. An Underlying Fund may invest in mid-size companies. Mid-capitalization companies are more susceptible to adverse developments because they often have narrower markets and limited managerial and financial resources compared to larger, more established companies.
  Risk of Foreign Investing. Because an Underlying Fund invests in securities issued by foreign companies, the Underlying Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
  Currency Risk. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
  Leverage Risk. Leverage risk is created when an investment (such as a derivative transaction) exposes the Underlying Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Underlying Fund's risk of loss and potential for gain.
  Interest Rate Risk. Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall.
  Credit Risk. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Underlying Fund will fail to meet its obligations. This could cause the Underlying Fund to lose the benefit of the transaction or prevent the Underlying Fund from selling or buying other securities to implement its investment strategy.
  Call Risk. The Underlying Fund's performance may be adversely affected by the possibility than an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.
  Mortgage-Backed Securities (MBS) Risk. A rise in interest rates may cause the value of MBS held by an Underlying Fund to decline. Certain MBS issued by government sponsored entities (GSEs) are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. An Underlying Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
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  Risk of Security Downgrades. The downgrade of the credit of a security held by an Underlying Fund may decrease its value. Fixed-income securities with lower ratings tend to have a higher probability that a borrower will default or fail to meet its payment obligations.
  Asset Segregation Risk. The requirement to secure its obligations in connection with certain transactions, including derivatives or other transactions that expose it to an obligation of another party, by owning underlying assets, entering into offsetting transactions or setting aside cash or liquid assets, may cause an Underlying Fund to miss favorable trading opportunities, or to realize losses on such offsetting transactions.
  Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, an Underlying Fund holding such mortgages or MBS will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the prices of MBS may not rise to as great an extent as those of other fixed-income securities due to the potential prepayment of higher interest mortgages.
  Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
  Risk Related to the Economy. Lower grade bond returns are sensitive to changes in the economy.
  Risk of Loss After Redemption. An Underlying Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that own those instruments, is advised by an affiliate of the Adviser and is structured as an extended payment fund (EPF). In the EPF, an Underlying Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares.
  Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to an Underlying Fund, and a potential reduction in gains to an Underlying Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts and hybrid instruments may involve other risks described in the Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
  Emerging Market Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
3

  Custodial Services and Related Investment Costs Risk. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of an Underlying Fund to make intended securities purchases due to settlement problems could cause an Underlying Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect an Underlying Fund against loss of its assets.
  Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
  Risk of a Non-Diversified Fund. Compared to diversified mutual funds, a non-diversified fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce an Underlying Fund's credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase an Underlying Fund's risk by magnifying the impact (positively or negatively) that only one issuer has on an Underlying Fund's share price and performance.
  Share Ownership Concentration Risk. A majority of an Underlying Fund's Shares may be held by other mutual funds advised by the Adviser and its affiliates. It also is possible that some or all of these other mutual funds will decide to purchase or redeem Shares of the Underlying Fund simultaneously or within a short period of time of one another in order to execute their asset allocation strategies. Accordingly, there is a risk that the share trading activities of these shareholders could disrupt the Underlying Fund's investment strategies which could have adverse consequences for the Underlying Fund and other shareholders (e.g., by requiring the Underlying Fund to sell investments at inopportune times or causing the Underlying Fund to maintain larger-than-expected cash positions pending acquisition of investments).
  Asset Class Risk. Certain of the Underlying Funds seek investment results that correspond generally to the performance of an index (the “Underlying Index”). Securities in the Underlying Index or in an Underlying Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.
  Issuer Risk. Underlying Fund performance depends on the performance of individual securities to which Underlying Fund has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
  Management Risk. As an Underlying Fund does not fully replicate the Underlying Index which it seeks to track, it is subject to the risk that the investment adviser's strategy may not produce the intended results.
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  Passive Investment Risk. Certain of the Underlying Funds which seek to correspond to the performance of an Underlying Index are not actively managed and the Adviser does not attempt to take defensive positions under any market conditions, including declining markets.
  Securities Lending Risk. An Underlying Fund may engage in securities lending. Securities lending involves the risk that an Underlying Fund may lose money because the borrower of the Underlying Fund's loaned securities fails to return the securities in a timely manner or at all. The Underlying Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
  Valuation Risk. The value of the securities in an Underlying Fund's portfolio may change on days when shareholders will not be able to purchase or sell an Underlying Fund's shares.
  Concentration Risk. To the extent that an Underlying Fund's investment are concentrated in a particular region, country, market, industry or asst class, an Underlying Fund may be susceptible to loss due to adverse occurrences affecting that region country, market, industry or asset class.
  High Portfolio Turnover Risk. An Underlying Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to an Underlying Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of an Underlying Fund's portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and, in the case of a gain, would increase an investor's tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect an Underlying Fund's performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase an Underlying Fund's portfolio turnover rate.
  Non U.S. Issuers Risk. Non-U.S. issuers carry different risks from bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
  Commodity Exposure Risk. An Underlying Fund that invests in Canada, is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the Canadian economy.
  Energy Sector Risk. The value of securities issued by companies in the energy sector may decline for many reasons, including changes in commodity prices, government regulations, energy conservation efforts and possible civil liabilities.
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  Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including government regulations, economic conditions, changes in interest rates and decreased liquidity in credit markets. This sector has recently experienced significant losses, and the impact of recent legislation on the financials sector cannot be predicted.
  Materials Sector Risk. Companies in the materials sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors.
  Geographic Risk. A natural disaster could occur in a geographic region in which an Underlying Fund invests.
  Privatization Risk. Some countries in which an Underlying Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.
  Risks of Investing in India. Investment in Indian issuers involves risks that are specific to India, including legal, regulatory, political and economic risks. The securities markets in India are relatively underdeveloped and may subject an Underlying Fund investing in India to higher transaction costs or greater uncertainty than more developed securities markets. As a result, such risks may adversely affect the value of an Underlying Fund's investments.
  Russian Securities Risk. Investing in Russian securities involves significant risks, including risks associated with settlement of portfolio transactions and the risk of loss of an Underlying Fund's ownership rights in its portfolio securities, as a result of the system of share registration and custody in Russia.
  Securities Market Risk. Non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holding difficult or impossible at times.
  Security Risk. Some geographic areas in which an Underlying Fund invests have experienced security concerns. Incidents involving a country's security may cause uncertainty in these markets and may adversely affect their economies.
  Treaty/Tax Risk. An underlying Fund may rely on the Double Tax Avoidance Agreement between India and Mauritus (DTAA) for relief from certain Indian taxes. Treaty renegotiation or legislative changes may result in higher taxes and lower return to the Fund.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.”

September 27, 2011

6

Federated Balanced Allocation Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450941 (9/11)

7